UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 22, 2026
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36160	45-2433192
Delaware	333-256637-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Park Avenue
New York, New York 10017
(Address of Principal Executive Offices, and Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Brixmor Property Group Inc. Yes ☐ No ☑              Brixmor Operating Partnership LP Yes ☐ No ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brixmor Property Group Inc. ☐                     Brixmor Operating Partnership LP ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On April 22, 2026, Brixmor Property Group Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2026 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Item 1 - Election of Directors

At the Annual Meeting, the Company’s stockholders elected the nine persons listed below as directors to serve until the Company’s 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Brian T. Finnegan	275,325,711	2,532,230	69,114	6,380,214
Sheryl M. Crosland	277,264,013	598,217	64,824	6,380,215
Michael Berman	268,071,030	9,790,581	65,443	6,380,215
Julie Bowerman	273,794,534	4,067,695	64,824	6,380,216
Thomas W. Dickson	273,109,509	4,752,050	65,493	6,380,217
Daniel B. Hurwitz	276,829,171	1,033,389	64,493	6,380,216
Sandra A.J. Lawrence	275,001,745	2,859,694	65,614	6,380,216
William D. Rahm	269,403,108	8,457,662	66,283	6,380,216
JP Suarez	277,628,096	232,526	66,436	6,380,211

Item 2 - Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
279,308,994	4,938,803	59,472	0

Item 3 - Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, a resolution to approve the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
270,731,376	6,754,862	440,814	6,380,217

Item 4 - Non-Binding Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders voted, in a non-binding advisory vote, on whether a stockholder vote to approve the compensation paid to the Company’s named executive officers should occur every one, two or three years as set forth below.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
271,521,803	221,241	6,075,122	108,888	6,380,215

In light of this vote, the Company intends to include an advisory stockholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 24, 2026	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary LLC, its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary